Acquisition of Keystone Foods Investor Presentation August 2018

Transaction Overview • Announcing the acquisition of Keystone Foods from Marfrig Global Foods for Summary $2.16 billion in cash • ~8.3x LTM Adjusted EBITDA(1), inclusive of synergies • Expect run-rate cost synergies of approximately $50MM by the third year Valuation and • Transaction expected to be accretive to Tyson’s GAAP EPS in the third year and accretive Returns to adjusted EPS in the first year excluding transaction-related costs as well as the incremental depreciation and amortization associated with the transaction • Expect to maintain existing investment-grade credit ratings Financing • Acquisition to be funded with existing liquidity and proceeds from issuance of new debt Conditions and • Subject to customary closing conditions, including regulatory approvals Timing • Expect to close in mid-fiscal 2019 Keystone represents an important step in our growth strategy, especially in international markets 1. Based on LTM 6/30/2018 Adjusted EBITDA of approximately $211 million, excluding non-controlling interest and other adjustments; see pages 9-10 for Adjusted EBITDA Reconciliation 2

Compelling Strategic Rationale SUSTAINABLY FEED THE WORLD WITH THE FASTEST GROWING PROTEIN BRANDS GROWING OUR PORTFOLIO EXPANDING INTERNATIONAL BUSINESS OF VALUE-ADDED PROTEIN  > Keystone’s strength in the > Expands value-added protein offerings Asia Pacific region enhances through foodservice, retail and Tyson’s international sales, convenience channels distribution and operations footprints CREATING FUEL FOR REINVESTMENT THROUGH A DISCIPLINED FINANCIAL FITNESS MODEL  > Expect to be accretive to Tyson’s GAAP EPS in the third year and accretive to adjusted EPS in the first year excluding transaction-related costs as well as the incremental depreciation and amortization associated with the transaction DRIVING PROFITABLE GROWTH WITH AND FOR OUR ENABLERS ENABLERS STRATEGIC CUSTOMERS THROUGH DIFFERENTIATED CAPABILITIES > Will transform Tyson’s existing capabilities in the Asia Pacific region and promote further international expansion 3

Activating M&A to Shape Our Portfolio New New New Scale/ Geographies/ Brands Capabilities Synergy Markets 4

Logical Next Step in Strategy Expands portfolio • Expands Tyson’s portfolio of value-added protein products of value-added • Improves competitiveness to sustain long-term growth protein products Expands • Increases Tyson’s competitiveness in the foodservice channel with a focus capabilities to on global quick-service restaurant chains serve key • Further improves Tyson’s ability to serve key strategic customers foodservice • Highly complementary to U.S. poultry business; extends our supply chain customers • Provides a significant international foundation for growth with in-country operations and Strengthens exports in fast growing markets in the Asia Pacific region as well as exports to other international key markets in Europe, the Middle East and Africa business • Will transform Tyson’s existing capabilities in the region and promote further international expansion • Cost synergies of approximately $50 million within three years • Accretive to Tyson’s GAAP EPS in the third year and accretive to adjusted EPS in the Enhances Tyson’s first year excluding transaction-related costs as well as the incremental depreciation financial profile and amortization associated with the transaction • Strong free cash flow will be used to pay down debt to support credit ratings and further strengthen balance sheet 5

Keystone Foods Overview • Keystone Foods is a leading supplier of high-quality, value-added food products to the large and growing global foodservice channel, with a focus on quick-service restaurant chains • Long-standing, trusted relationships with the leading global quick-service restaurant chains as well as a growing customer base across retail and convenience channels • Global positioning with an established and profitable business in fast growing markets across the Asia Pacific region, Europe, the Middle East and Africa • Scaled processing platform with consistent, high quality supply to support customers needs • Six processing plants and an innovation center in the U.S. with locations in Alabama, Georgia, Kentucky, North Carolina, Pennsylvania and Wisconsin, and eight plants and three innovation centers in China, South Korea, Malaysia, Thailand and Australia • LTM 6/30/18 revenue of $2.5 billion, and Adjusted EBITDA of approximately $211 million(1) • Employs approximately 11,000 people Note 1. Adjusted EBITDA excludes non-controlling interest and other adjustments; see pages 9-10 for Adjusted EBITDA Reconciliation 6

Established and Profitable Business in Fast Growing International Markets Revenue by Geography (1) International ~35% U.S. ~65% Keystone provides a significant foundation for international growth with in-country operations and exports in fast growing markets in the Asia Pacific region as well as exports to other key markets in Europe, the Middle East and Africa Note 1. Revenue shown by country of production; Estimated based on LTM 6/30/2018 revenue 7

Tyson and Keystone Combine to Create Long-Term Value Represents an important step in our growth strategy Complements our portfolio with value-added protein products serving foodservice, retail and convenience channels Expands our international foundation with an established and profitable business in fast growing markets in the Asia Pacific region that also serves Europe, the Middle East and Africa Offers a financially compelling transaction Benefits Tyson shareholders and both companies’ customers and employees Furthers our strategy to sustainably feed the world with the fastest growing protein brands 8

Keystone Foods Adjusted EBITDA Reconciliation (In millions) (Unaudited) Twelve Months Ended June 30, 2018 Profit from continuing operations $ 119 (+) Parent company fees 5 (+) Non-recurring expenses 13 (+) Amortization of biological assets 21 (+) Depreciation and other amortization 43 (+) Finance expense 37 (+) Finance income (10) (+) Foreign currency and bank fees 3 (+) Tax expense 14 (+) Share of post-tax losses of equity-accounted associates and joint ventures 3 Adjusted EBITDA $ 248 Additional adjustments to Adjusted EBITDA: Less: Amortization of biological assets $ (21) Less: Non-controlling interest (16) Adjusted EBITDA excluding amortization of biological assets and non-controlling assets $ 211 9

Keystone Foods Adjusted EBITDA Reconciliation, continued Keystone Foods prepares its consolidated financial statements in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board (collectively, “IFRS”). Keystone Foods provided Tyson Foods with this reconciliation of Adjusted EBITDA, which was derived from Keystone Foods’ historical unaudited financial statements for the twelve months ended June 30, 2018. Adjusted EBITDA is a non-IFRS measure used by Keystone Foods. Keystone Foods defined Adjusted EBITDA as profit from continuing operations, as adjusted for parent company fees, non-recurring expenses, amortization of biological assets, depreciation of tangible fixed assets and amortization of finite lived intangibles, finance expense, finance income, foreign currency and bank fees, tax expense and share of post-tax losses of equity accounted associates and joint ventures. Additionally, Keystone Foods provided Tyson Foods with further adjustments to its Adjusted EBITDA to eliminate the add-back of amortization of biological assets as well as deduct the proportionate share of Adjusted EBITDA attributable to minority interest holders (i.e. non-controlling interest). In accordance with generally accepted accounting principles in the United States (in accordance with which Tyson Foods prepares its consolidated financial statements), biological assets and the related expenses are not characterized as intangible assets or amortization expense. Additionally, several of Keystone Foods foreign consolidated subsidiaries are partially owned by minority interest holders. As a result, these adjustments have been eliminated in the above presentation of Adjusted EBITDA, and these adjustments are intended to provide investors with an understanding of the proportionate Adjusted EBITDA attributable to the interests being acquired by Tyson Foods. Keystone Foods’ Adjusted EBITDA is not a measure defined under IFRS, should not be considered in isolation and should not be regarded as an alternative to profit/(loss) from continuing operations as a measure of operational performance or cash flows provided by operating activities as a measure of liquidity, or any other performance measure derived in accordance with IFRS. Tyson Foods believes this presentation of Keystone Foods’ Adjusted EBITDA (as adjusted as described above) is useful and helps management, investors and rating agencies enhance their understanding of the expected impact of the Keystone Foods acquisition on Tyson Foods’ financial performance. However, Adjusted EBITDA does not have a standardized meaning, and different companies may use different Adjusted EBITDA definitions. Therefore, Keystone Foods definition of Adjusted EBITDA may not be comparable to the definitions used by other companies. 10

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